UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	May 9, 2019

SEMPRA ENERGY

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [    ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [    ]

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Sempra Energy Common Stock, without par value	SRE	NYSE

Sempra Energy 6% Mandatory Convertible Preferred Stock, Series A, $100 liquidation preference	SRE.PRA	NYSE

Sempra Energy 6.75% Mandatory Convertible Preferred Stock, Series B, $100 liquidation preference	SRE.PRB	NYSE

FORM 8-K

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2019 Annual Shareholders Meeting of Sempra Energy (the “Company”) was held on May 9, 2019. At the Annual Shareholders Meeting, shareholders:

(1)	elected for the ensuing year all thirteen of the director nominees listed below;
(2)	ratified the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2019;
(3)	adopted by a majority of votes cast the advisory approval of the Company’s executive compensation as reported in the Company’s proxy statement for the Annual Shareholders Meeting;
(4)	approved by a majority of votes cast the Company’s 2019 Long-Term Incentive Plan; and
(5)	rejected a shareholder proposal requiring an independent board chairman.

Below are the final voting results.

Proposal 1: Election of Directors

Nominees	Votes For	% of Votes Cast	Votes Against	% of Votes Cast	Abstentions	Broker Non-Votes
Alan L. Boeckmann	221,027,286	99.78%	486,356	0.22%	339,016	22,284,602
Kathleen L. Brown	220,832,180	99.68%	715,218	0.32%	305,260	22,284,602
Andrés Conesa	220,908,098	99.74%	577,764	0.26%	366,796	22,284,602
Maria Contreras-Sweet	221,002,321	99.75%	543,322	0.25%	307,015	22,284,602
Pablo A. Ferrero	221,009,501	99.78%	494,734	0.22%	348,423	22,284,602
William D. Jones	216,265,481	97.62%	5,270,807	2.38%	316,370	22,284,602
Jeffrey W. Martin	211,364,313	95.72%	9,452,737	4.28%	1,035,608	22,284,602
Michael N. Mears	220,679,116	99.63%	817,112	0.37%	356,430	22,284,602
William C. Rusnack	214,897,085	97.00%	6,642,070	3.00%	313,503	22,284,602
Lynn Schenk	219,687,594	99.16%	1,869,351	0.84%	295,713	22,284,602
Jack T. Taylor	220,939,463	99.73%	609,055	0.27%	304,140	22,284,602
Cynthia L. Walker	220,968,996	99.73%	594,446	0.27%	289,216	22,284,602
James C. Yardley	221,073,521	99.80%	432,647	0.20%	346,490	22,284,602

Proposal 2: Ratification of Independent Registered Public Accounting Firm

	Votes	% of Votes Cast
Votes For	237,656,411	97.50%
Votes Against	6,103,792	2.50%
Abstentions	377,057	—

Proposal 3: Advisory Approval of our Executive Compensation

	Votes	% of Votes Cast
Votes For	211,337,925	95.62%
Votes Against	9,675,994	4.38%
Abstentions	838,739	—
Broker Non-Votes	22,284,602	—

Proposal 4: Approval of our 2019 Long-Term Incentive Plan

	Votes	% of Votes Cast
Votes For	210,814,158	95.38%
Votes Against	10,213,159	4.62%
Abstentions	825,341	—
Broker Non-Votes	22,284,602	—

Proposal 5: Shareholder Proposal Requiring an Independent Board Chairman

	Votes	% of Votes Cast
Votes For	94,518,242	42.76%
Votes Against	126,505,187	57.24%
Abstentions	829,229	—
Broker Non-Votes	22,284,602	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: May 13, 2019	By: /s/ Peter R. Wall
Peter R. Wall Vice President, Controller and Chief Accounting Officer